Condensed Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
Revenue:
Royalty revenue		$ 100
Non-cash royalty revenue related to the sale of future royalties	100
Total revenue	100	100
Operating expense:
Research and development	2,800	7,600
General and administrative	2,300	2,200
Foreign exchange (gain) loss, net		(100)
Total operating expense	5,100	9,700
Loss from operations	(5,000)	(9,600)
Other (expense) income:
Non-cash interest expense on liability related to sale of future royalties	(400)	(400)
Interest income	100
Total other (expense) income	(300)	(400)
Loss before tax	(5,300)	(10,000)
Income tax expense
Net loss	$ (5,300)	$ (10,000)
Basic and diluted net loss per share (in dollars per share)	$ (0.14)	$ (0.26)
Basic and diluted weighted-average shares outstanding (in shares)	38,649,237	38,640,487